UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2021

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50390	65-108-6538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13050 La Paloma Road, Los Altos Hills, CA 94022
(Address of Principal Executive Offices, and Zip Code)

650-204-7896
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2021, Georges Benarroch resigned as Chairperson of the Board of Directors (the “Board”) of Kyto Technology and Life Science, Inc. (the “Company”), effective immediately. The Board appointed Paul Russo to the position of Chairperson of the Board, effective immediately.

On January 8, 2021, the Board voted to increase the size of the Board from three members to five members, creating a total of three vacancies, and appointed Jon S. Saxe, Peter D. Staple and Mike Baghramian (together, the “New Directors”) to fill the resulting vacancies, each to serve until his successor shall have been duly elected and qualified or until his earlier resignation or removal.

The Board also voted to form a compensation committee (the “Compensation Committee”), a corporate governance and nomination committee (the “Nomination Committee”), an audit committee (the “Audit Committee”) and an investment committee (the “Investment Committee”). Jon S. Saxe and Mike Baghramian will serve on the Compensation Committee. Peter D. Staple, Jon Saxe, Georges Benarroch and Paul Russo will serve on the Nomination Committee. Jon S. Saxe and Peter D. Staple will serve on the Audit Committee. Paul Russo, Jon Saxe, Peter Staple and Mike Baghramian will serve on the Investment Committee.

On December 16, 2020, the Board approved the Kyto Technology and Life Science, Inc. 2020 Non-Qualified Stock Option Plan (the “Plan”), pursuant to which non-employee directors and advisors can be awarded stock options to purchase shares of the Company’s common stock (the “Options”). Up to 2,000,000 shares of common stock can be issued pursuant to the Plan. A copy of the Plan is filed as Exhibit 4.1 to this Form 8-K.

On January 8, 2021, in connection with the appointment of the New Directors, the Board voted to grant 120,000 Options to Jon Saxe, 105,000 Options to Peter Staple and 90,000 Options to Mike Baghramian.

There are no arrangements or understandings between any of the New Directors and any other persons pursuant to which a New Director was selected as a director. There are no transactions involving the Company and any of the New Directors that would be reportable under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
4.1	Kyto Technology and Life Science, Inc. 2020 Non-Qualified Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

Date: January 8, 2021	By:	/s/ Paul Russo
Paul Russo Chief Executive Officer